UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 19, 2002


                         WINTRUST FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                         Commission File Number 0-21923



                Illinois                                    36-3873352
----------------------------------------------     -----------------------------
(State or other Jurisdiction of Incorporation)              (I.R.S. Employer
                                                            Identification No.)



                               727 North Bank Lane
                           Lake Forest, Illinois 60045
             -------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (847) 615-4096
      ---------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.  OTHER EVENTS.

In May 2002, Wintrust Financial Corporation issued its letter to shareholders related to the first quarter 2002, which is attached hereto as an Exhibit. On April 19, 2002, Wintrust Financial Corporation announced earnings for the first quarter of 2002. The Company's press release related to this announcement is attached as part of the aforementioned letter to shareholders.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibit

Exhibit 99.1 - Letter to Shareholders including the earnings release dated April 19, 2002.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                         WINTRUST FINANCIAL CORPORATION
                                  (Registrant)



Date:  May 3, 2002                         /s/ David A. Dykstra
                                           --------------------
                                                 Senior Executive Vice President
                                                 & Chief Financial Officer

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